LEASE SCHEDULE NO. 1000063905 dated as of December 15, 1997           LEASE
(New Equipment)


Master Lease Agreement dated October 30, 1996

Lessor: Banc One Leasing Corporation

Lessee: STB Systems, Inc.

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. LEASE; EQUIPMENT DESCRIPTION. Lessor leases to Lessee, and Lessee leases from Lessor, all of the property ("Equipment") described in SCHEDULE A-1 attached hereto (and Lessee represents that all Equipment is NEW unless specifically identified as used) on Schedule A-1.

3.   LESSOR'S COST OF EQUIPMENT.

          Equipment Cost to Lessor:     $3,116,686.35
          Miscellaneous:                $0

          Lessor's Cost (total):        $3,116,686.35


4. LEASE TERM. The Lease Term of this Schedule shall be SIXTY (60) MONTHS and shall commence on DECEMBER 15, 1997 ("Commencement Date").

5.   RENT.

(a) As rent for the Equipment during the Lease Term, Lessee shall pay to Lessor MONTHLY rent with each such periodic rent payment being in the amount of $53,690.72. The first rent payment in the Lease Term shall be paid in ARREARS and all subsequent rent payments shall be paid on the same day of each MONTH thereafter.

(b) There shall be added to each rent or other payment described in this Schedule all applicable Taxes as in effect from time to time.

6.   FEES.

(a) Lessee shall pay Lessor a Set-Up/Filing Fee of $375.00 which shall be due and payable on the Acceptance Date.

(b) Security Deposit: $ __ZERO __. On the Acceptance Date, Lessee shall pay Lessor said Security Deposit which shall be held in accordance with paragraph 11 below.

7. TITLE TO EQUIPMENT; QUIET POSSESSION. Lessee agrees that Lessor is the lawful owner of the Equipment and that good and marketable title to the Equipment shall remain with Lessor at all times. Lessee at its sole expense will protect and defend Lessor's good and marketable title to the Equipment against all claims and demands whatsoever except for Liens created directly by Lessor. Lessee shall have no right, title or interest in any of the Equipment except the right to peacefully and quietly hold and use the Equipment in accordance with the terms of the Lease during the Lease Term unless and until an event of default shall occur.

8. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally: (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

9. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessors sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request (including, without limitation, Political Risk Insurance described below in this Schedule); (f) STB DE MEXICO, S.A. DE C. V. shall execute and deliver to Lessor a guaranty which must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon); (g) the sublease or bailment of the Equipment described below in this Schedule by Lessee as sublessor or bailor to STB DE MEXICO, S.A. DE C. V. shall be executed and delivered to Lessor; and (h) Lessee has satisfied all other reasonable conditions established by Lessor. Notwithstanding anything to the contrary above in this paragraph, if Lessor executes and delivers the Schedule to Lessee and if Lessor pays all of the suppliers of the Equipment the full Lessor's Cost of the Equipment (the date as of which both of said events shall have occurred will be called the "Funding Date"), then except as otherwise specified in writing by Lessor to Lessee before said Funding Date, all conditions to the Schedule being binding on Lessor will be deemed satisfied.

10. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

11. SECURITY DEPOSIT: As collateral for Lessee's obligations under the Lease, Lessee hereby grants to Lessor a security interest in the sums specified in this Schedule as a "Security Deposit". At its option, Lessor may apply all or any part of said Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

12. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (b) Lessee has full power, authority and legal right to sign, deliver and perform the

Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate action; and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms, except to the extent enforcement is limited by State and Federal laws regarding bankruptcy, insolvency or debt reorganization or other similar laws of general application or the application of principles of equity.

13. SUBLEASE. Notwithstanding anything to the contrary in the Master Lease, with respect to this Schedule, Lessor consents to the sublease or bailment of the Equipment described in this Schedule by Lessee as sublessor or bailor to STB DE MEXICO, S.A. DE C. V. as sublessee or bailee pursuant to the terms and conditions of a Gratuitous Bailment Agreement and to the location of the Equipment covered by the Schedule in the City of Ciudad Juarez, State of Chihuahua, Mexico; provided, that the Gratuitous Bailment Agreement must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon).

14. POLITICAL RISK INSURANCE. As used herein, "Political Risk Insurance" shall mean a policy of insurance issued by National Union Fire Insurance Company of Pittsburgh, PA ("Insurance Company") which insures Lessee and Lessor (or Lessor's assignee) against risks of expropriation or deprivation of the Equipment by the government of the United Mexican States ("Political Loss") as set forth in such policy of insurance. Lessee acknowledges that it has reviewed a copy of the Political Risk Insurance policy.

     (a) With respect to this Schedule, Lessee shall be required to carry Political Risk Insurance as an additional requirement under Section 8 of the Master Lease and Lessee shall pay the premiums for the Political Risk Insurance that Lessor requires hereunder.

     (b) If a Political Loss occurs, such event shall be deemed a Casualty Loss under Section 9 of the Master Lease; provided, that (1) Lessee agrees to continue to pay rent and perform its other obligations under this Schedule and the Master Lease until the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance; (2) Lessor agrees that it will pursue with reasonable diligence its rights against the Insurance Company under the Political Risk Insurance; and (3) notwithstanding anything to the contrary in Section 9 of the Master Lease as it relates to this Schedule, within thirty (30) days of the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance, Lessee shall pay to Lessor the Stipulated Loss Value of the Equipment affected by the Political Loss less the aggregate of the amount that the Insurance Company has paid to Lessor under the Political Risk Insurance and the amount that the United Mexican States has paid to Lessor as a result of the Political Loss plus the reasonable expenses incurred by Lessor to collect such amounts from the Insurance Company and the United Mexican States.

15. CANCELLATION OPTION. So long as no event of default has occurred and continues under the Master Lease or any Schedule thereto AND so long as Lessee gives Lessor written notice of its election under this paragraph at least 90 days, but no more than 180 days, prior to the Cancellation Date (as defined below), Lessee may, subject the provisions of this paragraph, elect to cancel this Schedule and return all of the Equipment. Lessee may not cancel the Schedule under the terms of this paragraph UNLESS AND UNTIL all of the following conditions have been satisfied in full on or before the Cancellation Date:

     (a) Lessee shall pay to Lessor on the applicable Cancellation Date a return and remarketing fee equal to the Cancellation Value (as defined below); AND

     (b) Lessee shall return all, but not less than all, of the Equipment to Lessor on the Cancellation Date in full compliance with subsection 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule.

"Cancellation Value" means the total of the following: (i) all rent, Taxes and all other amounts then due and payable by Lessee under this Schedule and Master Lease to the extent it relates to this Schedule; plus (ii) an amount equal to SIXTY-ONE PERCENT (61%) of the Lessor's Cost of the Equipment stated above in this Schedule; plus (iii) sales and other Taxes due in connection with Lessor's receipt of the above amounts. "Cancellation Date" means the scheduled rent payment date in the 24TH MONTH OF THE LEASE TERM.

16.  AMENDMENT OF PURCHASE OPTION AND RETURN OPTION.

     (a) Solely for purposes of this Schedule and its Equipment, Lessor and Lessee agree that if Lessee elects to exercise its option to purchase the Equipment at the end of the Lease Term (which option is described in Section 23(c) of the Master Lease), then, notwithstanding anything to the contrary in this Schedule or the Master Lease, the provisions of Section 23(d) of the Master Lease for determining Fair Market Value for purposes of this purchase option shall not apply and the purchase price of the Equipment at the end of the Lease Term shall be equal to the FIXED PRICE stated below plus all Taxes (excluding income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with such sale plus all accrued and unpaid amounts then due and payable with respect to the Equipment or this Schedule.

          Fixed Price: TWENTY-FIVE PERCENT (25%) of the above Lessor's Cost of the Equipment

     (b) Solely for purposes of this Schedule and its Equipment, Lessor and Lessee agree that if Lessee elects to exercise its option to return the Equipment at the end of the Lease Term (which option is described in Section 23(b) of the Master Lease), then Lessee shall return the Equipment in full compliance with Section 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule and there shall be a rent adjustment as provided below in this subparagraph (b). The scheduled expiration date of the Lease Term specified in this Schedule will be referred to as the "Termination Date".

     (1)  If the Actual Sale Proceeds as determined pursuant to subparagraph
          (c) of this paragraph are less than the Fixed Price, then (A) Lessor shall retain the Actual Sale Proceeds and (B) Lessee shall pay to Lessor the difference between the Fixed Price and such Actual Sale Proceeds on the Termination Date, PROVIDED, THAT the amount of said deficiency payable by Lessee to Lessor shall not exceed TWENTY-FOUR PERCENT (24%) of the above Lessor's Cost of the Equipment; or

     (2)  If the Actual Sale Proceeds as determined pursuant to subparagraph
          (c) of this paragraph equal or exceed the Fixed Price, then Lessor shall retain the entire Actual Sale Proceeds.

     (3) In all events, Lessee shall pay all Taxes (excluding income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with any such sale plus all accrued and unpaid amounts due and payable with respect to the Equipment or this Schedule up to the date of any such sale.

     (4) If for any reason whatsoever Lessee fails to return the Equipment in full compliance with Section 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule on or before the Termination Date, then Lessee shall be deemed to have elected to purchase Equipment pursuant to subparagraph (a) of this paragraph.

Unless otherwise expressly agreed by Lessor in writing, during the 90-day period prior to the Termination Date, Lessee shall, and Lessor may, solicit offers to purchase the Equipment from prospective purchasers. Neither Lessee nor third parties affiliated with the Lessee may bid to purchase the Equipment. Lessor may bid to purchase the Equipment.

     (c) If one or more such offers to purchase the Equipment are received under subparagraph (b) of this paragraph, then the Equipment shall be sold by Lessor to the highest bidder within ten (10) days after the Termination Date and the Actual Sale Proceeds shall equal the purchase price actually received by Lessor after deducting all reasonable selling expenses. If no such offers to purchase the Equipment are received or if the Equipment is not sold for any reason, then the Actual Sale Proceeds shall be deemed to be zero and Lessee shall pay the Fixed Price to Lessor pursuant to clause (1) of subparagraph (b) of this paragraph plus all accrued and unpaid amounts due and payable with respect to the Equipment or this Schedule up to the date of any such payment. If Lessor subsequently sells the Equipment, then the purchase price actually received by Lessor, after deducting all reasonable selling expenses, shall be distributed as follows: first, to Lessor in an amount equal to the Fixed Price less the payment made by Lessee pursuant to clause (1) of subparagraph (b) of this paragraph; second, to Lessee, to the extent of its payment to Lessor pursuant to clause (1) of subparagraph (b) of this paragraph; and lastly, the remainder to Lessor.

     (d) Lessor shall, upon receipt of the purchase price of the Equipment under this paragraph, convey title to the Equipment to the purchaser by a bill of sale, which transfer shall be "AS-IS, WHERE IS", with all faults, without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

17. TAX BENEFIT. Solely for purposes of this Schedule and its Equipment, it is the intention of the parties that Lessor shall not be entitled to such deductions, credits and other tax benefits as are provided by federal, state, and local income tax law to an owner of the Equipment and Section 10 of the Master Lease is deleted. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE MASTER LEASE OR THIS SCHEDULE, LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THIS SCHEDULE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18. GOVERNING DOCUMENT. In the event of any conflict between the terms of the Master Lease and the terms of this Schedule as each is amended by its addenda, the terms of this Schedule shall control.

19. SAVINGS CLAUSES. (a) If any court or other judicial authority determines that this Schedule is a loan transaction or a conditional sale transaction, then Lessor and Lessee agree: (1) that the original principal amount financed pursuant to this Schedule is the Lessor's Cost set forth in paragraph 3 of this Schedule; and (2) that Lessee shall pay said principal amount, together with interest at the per annum rate of 8.62%, by paying all rentals and other amounts due under the Schedule plus the Fixed Price set forth in paragraph 16 of this Schedule.

     (b) If any court or other judicial authority determines that this Schedule is a loan transaction or a conditional sale transaction, then as collateral security for payment and performance of all Secured Obligations (defined below) and to induce Lessor to extend credit from time to time to Lessee (under the Master Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, and in all Proceeds (defined below), and Lessee, at its sole expense, will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever. Lessee agrees that Lessor shall have all rights of a secured party under the applicable Uniform Commercial Code. "Secured Obligations" means (1) all payments and other obligations of Lessee under or in connection with this Schedule, and (2) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (3) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANC ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

20. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR
REGARDING THE EQUIPMENT OR THIS SCHEDULE.

Bane One Leasing Corporation                 STB Systems, Inc.
(Lessor)                                     (Lessee)


By: /s/ Anthony Park                        By: /s/ J. Hopkins
   ---------------------------                  -----------------------------


Title:    Funding Authority                 Title:  Vice President
      ------------------------                     --------------------------

                                            Witness:  Craig [ILLEGIBLE]
                                                     ------------------------

Lessor's Acceptance Date: December 19, 1997

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-l EQUIPMENT LEASED HEREUNDER

QUANTITY                   DESCRIPTION                                    PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                   LOCATION:    VINCENTE GUERRO NO. 7407
                                CUIDAD JUAREZ
                                CHIHUAHUA, MEXICO

                   COST:        $3,116,686.35


VENDOR                                       INVOICE                AMOUNT
RESEARCH INC.                                181107               $79,119.00
RESEARCH INC.                                181545               $79,119.00
MPM                                          86801               $253,038.23
PROCESS CONTROL TECHNOLOGIES, INC.           4402                  $8,450.00
TECHNICAL DEVICES COMPANY                    99333                $88,242.00
UNIVERSAL                                    92034846              $3,160.00
UNIVERSAL                                    92035981             $17,299.98
UNIVERSAL                                    92035980              $6,391.54
UNIVERSAL                                    92034548             $25,780.00
UNIVERSAL                                    92034549            $171,950.00
UNIVERSAL                                    92038369             $18,410.00
UNIVERSAL                                    92040055              $1,688.00
UNIVERSAL                                    92040650              $3,376.00
UNIVERSAL (DISCOUNT)                         92040055               ($405.12)
                                             92040650

UNIVERSAL (DISCOUNT)                         92034549            ($17,291.20)
                                             92034548
                                             92038369

UNIVERSAL (DISCOUNT)                         92035980               ($505.60)

     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-l is attached to and made a part of Lease Number 1000063905 and constitutes a true and accurate description of the equipment.

Lessee:

STB SYSTEMS, INC.
-----------------------------------------------------------

By: /s/ J. Hopkins
   --------------------------------------------------------

Date:   12/17/97
     ------------------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-l EQUIPMENT LEASED HEREUNDER

QUANTITY                   DESCRIPTION                                    PAGE 2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


UNIVERSAL (DISCOUNT)                         92035981             ($1,368.80)
UNIVERSAL                                    92032370             $14,628.00
UNIVERSAL                                    92032369             $13,781.60
UNIVERSAL                                    92032367             $42,568.40
UNIVERSAL                                    92032368             $14,168.00
UNIVERSAL                                    92032612             $84,356.99
UNIVERSAL                                    92032371            $391,837.39
UNIVERSAL                                    92032613            $357,486.32
UNIVERSAL                                    92031367            $400,420.50
UNIVERSAL                                    92032372            $391,837.40
UNIVERSAL                                    92036562            $391,837.40
UNIVERSAL                                    92041011             $25,079.20
UNIVERSAL                                    92041012             $32,255.20
UNIVERSAL                                    92044393              $8,004.21
UNIVERSAL (DISCOUNT)                         92044393               ($632.00)
UNIVERSAL                                    92029818              $1,203.18
UNIVERSAL                                    92029817                $525.53
UNIVERSAL                                    92026711             $19,761.60
UNIVERSAL                                    92026712              $6,900.00
UNIVERSAL                                    92026713              $6,026.00
UNIVERSAL                                    92026714              $4,940.40
UNIVERSAL                                    92026715             $13,800.00
UNIVERSAL                                    92026716             $14,628.00
UNIVERSAL                                    92027171             $14,168.00
UNIVERSAL                                    92033014              $2,400.00
UNIVERSAL                                    92037722              $2,400.00
UNIVERSAL                                    92028259              $2,714.00
UNIVERSAL                                    92028258              $2,714.00
UNIVERSAL                                    92027821             $23,138.00

     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-l is attached to and made a part of Lease Number 1000063905 and constitutes a true and accurate description of the equipment.

Lessee:

STB SYSTEMS, INC.
-----------------------------------------------------------

By:  /s/ J. Hopkins
   --------------------------------------------------------

Date:   12/17/97
     ------------------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-l EQUIPMENT LEASED HEREUNDER

QUANTITY                   DESCRIPTION                                    PAGE 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNIVERSAL                                    92028261               $3,036.00
UNIVERSAL                                    92028257              $10,810.00
UNIVERSAL                                    92029530              $21,040.00
UNIVERSAL                                    92035212              $62,400.00


     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-l is attached to and made a part of Lease Number 1000063905 and constitutes a true and accurate description of the equipment.

Lessee:

STB SYSTEMS, INC.
-----------------------------------------------------------

By: /s/ J. Hopkins
   --------------------------------------------------------

Date:   12/17/97
     ------------------------------------------------------